Prospectus Supplement — January 18, 2013 to the Prospectus listed below, as supplemented
Variable Portfolio — Partners Small Cap Growth Fund	Prospectus Dated May 1, 2012

The “Principal Investment Strategies of the Fund” in the Summary of the Fund is superseded and replaced as follows:

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included in the Index was $27 million to $4.6 billion as of December 31, 2012. The market capitalization range and composition of the Index is subject to change. Up to 25% of the Fund’s net assets may be invested in foreign investments.

The “Principal Investment Strategies of the Fund” in the More Information About the Fund section of the prospectus is superseded and replaced as follows:

Under normal market conditions, at least 80% of the Fund’s net assets (including the amount of any borrowings for investment purposes) are invested in the equity securities of small-capitalization companies. Small-capitalization companies are defined as those companies with a market capitalization of up to $2.5 billion, or that fall within the range of the Russell 2000® Growth Index (the Index). The market capitalization range of the companies included in the Index was $27 million to $4.6 billion as of December 31, 2012. The market capitalization range and composition of the Index is subject to change. Up to 25% of the Fund’s net assets may be invested in foreign investments. The Fund will provide shareholders with at least 60 days’ written notice of any change in the 80% policy.

Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager) is responsible for the oversight of the Fund’s subadvisers, London Company of Virginia, doing business as The London Company (TLC), Palisade Capital Management L.L.C. (Palisade) and Wells Capital Management Incorporated (WellsCap) (each, a Subadviser), which provide day-to-day portfolio management of the Fund. Columbia Management, subject to the oversight of the Fund’s Board of Trustees, decides the proportion of the Fund’s assets to be managed by each Subadviser and may change these proportions at any time. Each Subadviser acts independently and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy.

TLC

TLC seeks to purchase profitable, financially stable small-capitalization companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective private market values. Guiding principles of TLC’s small-cap philosophy include, among other things: (1) a focus on cash return on tangible capital, instead of earnings per share, (2) a determination of company value based on an evaluation of cash inflows and outflows discounted by the optimal cost of capital, (3) a focused investment approach (not diversifying excessively), and (4) an overall approach based on low turnover.

TLC utilizes a bottom-up approach in the security selection process. It screens a small-capitalization universe against an internally developed quantitative model, scoring companies along several dimensions including return on capital, earnings to enterprise value ratio, free cash flow yield and tangible book value growth. TLC seeks companies that are trading at a 40% or greater discount to their perceived intrinsic value. TLC looks at a company’s corporate governance structure and management incentives to try to ascertain whether or not management’s interests are aligned with shareholders’ interests. TLC seeks to identify the sources of a company’s competitive advantage as well as what levers management has at its disposal to increase shareholder value. Securities are ultimately added to the Fund when TLC determines that the risk/reward profile of the security has made it attractive to warrant purchase, typically when the security is trading at a low-to-reasonable valuation. TLC generally sells a security to adjust portfolio risk or when it believes: the security has become overvalued and has reached TLC’s price target, the security’s fundamentals have deteriorated, there is significant trading activity by insiders or there is a more promising alternative.

Palisade

Palisade seeks small companies that have the potential to grow into larger companies, but trade in the market at prices that, based on Palisade’s valuations and estimates, do not reflect the companies’ current or future value. Since the small cap equity market is inherently less efficient than the large cap market, Palisade believes it can gain an informational advantage by conducting comprehensive fundamental research. Palisade emphasizes site visits and direct contact not only with portfolio companies but also with their customers, their suppliers, their competitors, and supply chains. Palisade focuses more on long term business dynamics and less on short term share price momentum or gyrations.

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Palisade considers the investment universe to be all companies with market caps within the range of the Russell 2000® Growth Index, primarily those currently below $5 billion. Palisade considers whether the company qualifies as “core growth” or “changing dynamics”. “Changing dynamics” companies are those that Palisade believes are facing particular challenges or do not have earnings, yet are believed to have significant upside based on one or more catalysts identified by the team. While “changing dynamics” stocks often present tantalizing upside opportunity, they are also more prone to disappointments and downside volatility.

Palisade may sell a stock when it achieves a target price determined by Palisade, fundamentals deteriorate, earnings disappoint and/or to invest in more attractive stocks.

WellsCap

WellsCap seeks small-capitalization companies that are in an emerging phase of their growth cycle. WellsCap generally believes these companies have prospects for robust and sustainable growth in earnings and revenue and that they may benefit from positive revisions to expectations for earnings and revenue growth, which may lead to stock outperformance. To find growth and anticipate positive revisions, WellsCap performs fundamental research, emphasizing companies whose management teams have histories of successfully executing their strategies and whose business models appear to have sustainable profit potential. More specifically, WellsCap looks for what is being underappreciated by the market and focuses on the “gap” between their expectation for growth and what the market is discounting. WellsCap may sell a company’s stock when it sees a deterioration in fundamentals that causes it to become suspicious of a company’s prospective growth profile. Depending on the circumstances, WellsCap may also sell or trim a portfolio position when it sees a convergence or narrowing of the gap in growth rate expectations.

Shareholders should retain this Supplement for future reference.

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